Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group

Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Money Market Portfolio (Institutional Select Shares), a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 1, 2005                        By: /s/Julian Sluyters
                                        ------------------
                                    Julian Sluyters
                                    Chief Executive Officer
                                    Money Market Portfolio (Institutional Select
                                    Shares), a series of Cash Account Trust

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group

Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Money Market Portfolio (Institutional Select Shares), a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



July 1, 2005                        By: /s/Paul Schubert
                                        ----------------
                                    Paul Schubert
                                    Chief Financial Officer
                                    Money Market Portfolio (Institutional Select
                                    Shares), a series of Cash Account Trust